1992 STOCK OPTION PLAN OF SPPS FINANCIAL CORPORATION


                                          STOCK OPTION AGREEMENT



         This Stock Option Agreement (the "Agreement") is made by and between SPPS FINANCIAL CORPORATION, a Delaware corporation (the "Company"), and
Jehu Hand (the "Optionee") as of the date set forth on the signature page hereto.

                                                  R E C I T A L S

         A. The Board of Directors of the Company (the "Board") has established the 1992 Stock Option Plan of the Company (the "Plan"), for the purpose of providing to Employees and Directors of the Company and others an opportunity to acquire shares of the Company's $.001 par value common stock (the "Shares"); and

         B. The Board of Directors or the Stock Option Committee of the Company's Board of Directors (the "Committee") appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the non-qualified stock option, Incentive stock option or restricted stock grant provided for herein (the "Option") to the Optionee as an inducement to remain in the service of the Company and as an Incentive for Increased efforts during such service, and has advised the Company thereof and instructed it to issue the Option.

                                                 A G R E E M E N T

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

         Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Plan. The masculine pronoun shall Include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1 - Code

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.2 - Company

         "Company" shall mean SPPS Financial Corporation. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for the Option and Incentive Stock Options (as defined in Section 1.7 of the Plan), outstanding under the Plan, in a transaction to which Section 425(a) of the Code applies.

Section 1.3 - Option

         "Option" shall mean the option to purchase $.001 par value common stock of the Company granted under this Agreement.

Section 1.4 - Plan

         "Plan" shall mean the 1992 Stock Option Plan of the Company.

Section 1.5 - Secretary

         "Secretary" shall mean the Secretary of the Company.

Section 1.6 - Securities Act

         "Securities Act" shall mean the Securities Act of 1933, as amended.

                                                    ARTICLE II

                                                  GRANT OF OPTION

Section 2.1 - Grant of Option

         In consideration of the Optionee's agreement to render faithful and efficient services to the Company and for other good and valuable consideration, on the date set forth on the Signature Page hereof (the "Date of Grant"), the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of the number of Shares set forth on the Signature Page hereof and upon the terms and conditions set forth in this Agreement.

Section 2.2 - Purchase Price

         The purchase price of the Shares covered by the Option shall be the amount set forth on the Signature Page hereof and shall be without commission or other charge (the "Purchase Price").

Section 2.3 - Reservation of Rights

         Nothing in the Plan or in this or any Stock Option Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.


Section 2.4 - Adjustments in Option

         In the event that the outstanding Shares subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Purchase Price. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company, the Subsidiaries and all other interested persons.

                                                    ARTICLE III

                                             PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability

         (a) The Option shall become exercisable in cumulative installments as set forth on the signature page hereto.

         (b) Excluding Saturdays, Sundays, and nationally recognized holidays, if the Optionee is absent from employment for any reason other than vacation for an aggregate period exceeding sixty (60) days during the annual period between the Date of Grant and the First Anniversary Date or any successive Anniversary Date and the following Anniversary Date, then the latter Anniversary Date shall be postponed by the number of all such days of absence. This paragraph (b) shall not apply to Optionees who are Directors but not Employees of the Company.

Section 3.2 - Duration of Exercisability

         The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until the expiration date set forth on the signature page of this Agreement or until it becomes unexercisable under the Plan, whichever is sooner.



Section 3.3 - Assumption of Option; Acceleration of Exercisability

         In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, such Option shall be assumed or an equivalent option substituted by any successor corporation of the Company. The Company undertakes to make reasonable and adequate provision for such assumption or substitution of the Option upon or in connection with such merger, consolidation, acquisition, liquidation, or dissolution. The Committee may also, in its absolute discretion and upon such terms and conditions as it deems appropriate, by resolution adopted prior to such event, provide that at some time prior to the effective date of such event this Option shall be exercisable as to all of the Shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1.

Section 3.4 - Option Not Transferable

         Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (Including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 3.5 shall not prevent transfers by will or by the applicable laws of descent and distribution.

                                                    ARTICLE IV

                                                EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

         During the lifetime of the Optionee, only he or she may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable, be exercised by his or her personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

         Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under the Plan; provided, however, that each partial exercise shall be for not less than one hundred (100) Shares (or minimum installment set forth in Section 3.1, if a smaller number of Shares) and shall be for whole Shares only.

Section 4.3 - Manner of Exercise

         The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when the Option or such portion becomes unexercisable under the Plan:

         (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee; and

         (b) (i) Full payment (in cash or by check) for the Shares with respect to which such Option or portion is exercised; or

             (ii) Shares of any class of the Company's stock owned by the Optionee duly endorsed for transfer to the Company with a fair market value on the date of delivery equal to the aggregate Option price of the Shares with respect to which such Option or portion is thereby exercised; or

            (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

             (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii), and (iii); and

         (c) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

         (d) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4 - Conditions to Issuance of Stock Certificates

         The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. Such Shares shall be fully paid and non-assessable. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

         (b) The obtaining of any approval or other  clearance from any state or
federal   governmental  agency  which  the  Committee  shall,  in  its  absolute discretion, determine to be necessary or advisable;

         (c) The payment to the Company of all amounts which, under federal, state, or local law, it is required to withhold upon exercise of the Option; and

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

It is understood that the Shares deliverable upon exercise of the Option have been registered under the Securities Act, and the Company shall use its best efforts to keep such registration current.

Section 4.5 - Rights as Stockholder

         The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of the Option unless and until certificates representing such Shares shall have been issued by the Company to such holder.



                                                     ARTICLE V

                                                 OTHER PROVISIONS

Section 5.1 - Administration

         The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee or the Special Committee in good faith shall be final and binding upon the Optionee, the Company, the Subsidiaries and all other interested persons. No member of the Committee or the Special Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2 - Shares to Be Reserved

         The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement.

Section 5.3 - Notices

         Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him or her at the address set forth on the Signature Page hereof. By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for delivery of notices. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.3. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.4 - Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.5 - Construction

         This Agreement shall be administered, interpreted, and enforced under the laws of the State of Delaware.

                                                  SIGNATURE PAGE

                 1992 STOCK OPTION PLAN OF SPPS FINANCIAL CORPORATION

           Incentive Stock Option
                         In tandem with stock appreciation right
                         No stock appreciation right

 X         Non-Qualified Option
             X           AO Option
                         In  tandem  with  stock  appreciation  right  No  stock
                         appreciation right In tandem with Restricted Stock
              X          No Restricted Stock

           Restricted stock grant without accompanying option

Purchase Price:           $.01

Number of Shares:         20,000

Vesting:   Immediate as to the entire option.

Expiration:               June 11, 1997

           I have read the Stock Option Agreement indicated above which was adopted for use in connection with the 1992 Stock Option Plan. As Optionee, I hereby agree to all of the terms of the Agreement.

Date of Grant: March 31, 1995                         Jehu Hand
                                                     ----------
                                  Optionee Name




                                                  Address

                      Optionee Social Security Number or Taxpayer Identification
                                                     Number:




                                                     Optionee Signature

The Company hereby agrees to all of the terms of the Agreement.

                                            SPPS FINANCIAL CORPORATION


                                                     By:

                                                     Its: